(PAGE NUMBERS REFER TO PAPER DOCUMENT ONLY)

EXHIBIT 10.60

          FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT
          ---------------------------------------------

     THIS FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT (this "Amendment") is made and entered into as of the 16th day of December, 2002, by and among CPI CORP., a Delaware corporation (the "Borrower"), U.S. BANK NATIONAL ASSOCIATION (which was formerly known as Firstar Bank, N.A., which is the successor by merger to Firstar Bank Missouri, National Association) and COMMERCE BANK, NATIONAL ASSOCIATION (collectively, the "Banks") and U.S. BANK NATIONAL ASSOCIATION
(which was formerly known as Firstar Bank, N.A., which is the successor by merger to Firstar Bank Missouri, National Association), as agent for the Banks (in such capacity, the "Agent").

                         WITNESSETH:
                         -----------

     WHEREAS, Borrower, the Banks and the Agent are parties to that certain Revolving Credit Agreement dated as of June 27, 2000, as amended by that certain First Amendment to Revolving Credit Agreement dated as of July 20, 2001, that certain Second Amendment to Revolving Credit Agreement dated as of November 8, 2001, and that certain Third Amendment to Revolving Credit Agreement dated as of January 16, 2002, and that certain Fourth Amendment to Revolving Credit Agreement dated as of April 4, 2002 (as so amended, the "Revolving Credit Agreement"; all capitalized terms used and not otherwise defined in this Amendment shall have the respective meanings ascribed to them in the Revolving Credit Agreement as amended by this Amendment); and

     WHEREAS, Borrower, the Banks and the Agent desire to amend the Revolving Credit Agreement in the manner hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, the Banks and the Agent hereby agree as follows:

     1. The definition of "Commitment" set forth in Section 1.01 of the Revolving Credit Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

     "COMMITMENT shall mean, subject to termination or reduction as set forth in Section 2.09 and subject to any assignment of the Commitments by any Bank: with respect to U.S. Bank National
Association, $10,000,000.00; and with respect to Commerce Bank, National Association, $5,000,000.00."

     2.  The definition of "Consolidated EBITDA" set forth in
Section 1.01 of the Revolving Credit Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

     "CONSOLIDATED EBITDA shall mean, for the period in question, the sum of (a) Consolidated Net Income during such period PLUS (b) to the extent deducted in determining such Consolidated Net Income (but without duplication), the sum of (i) Consolidated Interest Expense during such period, PLUS (ii) all provisions for any Federal, state, local and/or foreign income taxes made by Borrower and its Subsidiaries during such period (whether paid or deferred), PLUS
(iii) all depreciation, amortization and other non-cash expenses of Borrower and its Subsidiaries during such period, PLUS (iv) any extraordinary losses during such period PLUS (v) any losses from the sale or other disposition of Property other than in the ordinary course of business during such period (excluding, however, any losses incurred during such period as a result of the write-down of any assets of Prints Plus) PLUS (vi) any losses incurred during such period for or in connection with litigation and/or transaction costs related to the failed merger between Borrower and American Securities Capital Partners
(provided, however, that the

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maximum amount of such losses which Borrower may add back
for purposes of this definition of EBITDA shall not exceed $10,000,000.00 in the aggregate for all periods) MINUS (c) to the extent added in determining such Consolidated Net Income
(but without duplication), the sum of (i) any extraordinary gains during such period PLUS (ii) any gains from the sale or other disposition of Property other than in the ordinary course of business during such period, all determined on a consolidated basis and in accordance with GAAP."

     3. The definition of "Consolidated Net Worth" set forth in Section 1.01 of the Revolving Credit Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

     "CONSOLIDATED NET WORTH shall mean, as of the date of any determination thereof, the amount of the capital stock accounts (net of treasury stock, at cost) of Borrower and its Subsidiaries as of such date PLUS (or MINUS in the case of a deficit) the surplus and retained earnings of Borrower and its Subsidiaries as of such date, all determined on a consolidated basis and in accordance with GAAP; provided, however, that Consolidated Net Worth shall be determined without regard to any accounting entries required to be made under FAS 87 in respect of non-cash pension charges which do not run through the Borrower's income statement."

     4. The following new definition of "FAS 87" is hereby added to Section 1.01 of the Revolving Credit Agreement in proper alphabetical order:

     "FAS 87 shall mean U.S. Financial Accounting Standard
Number 87 entitled "Employers' Accounting for Pensions."

     5. Section 2.09 of the Revolving Credit Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

     "2.09  Termination or Reduction of Commitments.
             ---------------------------------------

     (a) The Commitments will be automatically and permanently reduced on the date of each stock redemption consummated by Borrower on or after December 16th, 2002, by an amount equal to the total consideration paid by Borrower to effect such stock redemption. Each such reduction shall be allocated on a pro rata basis among the Banks based on their respective Pro Rata Shares.

     (b) Borrower may, upon three (3) Domestic Business Days' prior written notice to the Agent, terminate entirely at any time, or proportionately reduce from time to time on a pro rata basis among the Banks based on their respective Pro Rata Shares by an aggregate amount of $5,000,000.00 or any larger multiple of $1,000,000.00 the unused portions of the Commitments; provided, however, that (i) at no time shall the Commitments be reduced to a figure less than the Total Outstandings, (ii) at no time shall the Commitments be reduced to a figure greater than zero but less than $5,000,000.00 and (iii) any such termination or reduction shall be permanent and Borrower shall have no right to thereafter reinstate or increase, as the case may be, the Commitment of any Bank.

     (c) If the aggregate amount of the Commitments on any date is less than the Total Outstandings on such date, whether as a result of Section 2.09(a) above, Borrower's election to decrease the amount of Commitments pursuant to Section 2.09(b) above or otherwise, Borrower shall be automatically required (without demand or notice of any kind by the Agent or any Bank, all of which are hereby expressly waived by Borrower) to immediately repay the

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Loans and/or surrender for cancellation the outstanding
Letters of Credit, in either case in an amount sufficient to reduce the amount of the Total Outstandings to an amount equal to or less than the aggregate amount of the Commitments."

     6. Section 5.01(o)(i) of the Revolving Credit Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

     "(i) MINIMUM CONSOLIDATED EBITDA. Borrower will have a Consolidated EBITDA of at least (A) $31,000,000.00 during the four (4) consecutive fiscal quarter period of Borrower ended November 9, 2002, and (B) $39,000,000.00 during each four (4) consecutive fiscal quarter period of Borrower ending after November 9, 2002."

     7. Section 5.02(j) of the Revolving Credit Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

     "(j) STOCK REDEMPTIONS AND DISTRIBUTIONS. Borrower will not declare or incur any liability to make any Distribution in respect of the capital stock of Borrower; provided, however, that so long as (i) no Default or Event of Default has occurred and is continuing or would be created by or result from the payment of such dividends and/or from the consummation of such stock redemptions and (ii) after giving effect thereto Borrower is in compliance with the requirements of Section 2.09(c), Borrower shall be permitted to declare and pay cash dividends on its capital stock and to redeem shares of its capital stock for cash. Borrower hereby agrees to give the Agent and each Bank immediately written notice of each stock redemption consummated by Borrower, including the total consideration paid by Borrower to consummate such stock redemption."

     8. The references in paragraph 4 of the First Amendment to Sections 5.02(o)(i) and 5.02(o)(ii) are hereby corrected to read Sections 5.01(o)(i) and 5.01(o)(ii). The reference in paragraph 5 of the First Amendment to Section 5.02(o)(iv) is hereby corrected to read Section 5.01(o)(iv) The reference in paragraph 2 of the Second Amendment to Section 5.02(o)(i) is hereby corrected to read Section 5.01(o)(i). The reference in paragraph 1 of the Fourth Amendment to Section 5.02(o)(i) is hereby corrected to read Section 5.01(o)(i).

     9. Borrower hereby agrees to reimburse the Agent upon demand for all out-of-pocket costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by the Agent in the preparation, negotiation and execution of this Amendment and any and all other agreements, documents, instruments and/or certificates relating to the amendment of Borrower's existing credit facilities with the Agent and the Banks (collectively, the "Loan Documents"). Borrower further agrees to pay or reimburse the Agent and the Banks for (a) any stamp or other taxes (excluding income or gross receipts taxes) which may be payable with respect to the execution, delivery, filing and/or recording of any of the
 Loan Documents and (b) the cost of any filings and searches, including, without limitation, Uniform Commercial Code filings and searches. All of the obligations of Borrower under this paragraph shall survive the payment of the Borrower's Obligations and the termination of the Revolving Credit Agreement.

     10. All references in the Revolving Credit Agreement to
"this Agreement" and any other references of similar import shall henceforth mean the Revolving Credit Agreement as amended by this Amendment.

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     11. Except to the extent specifically amended by this
Amendment, all of the terms, provisions, conditions, covenants, representations and warranties contained in the Revolving Credit Agreement shall be and remain in full force and effect and the same are hereby ratified and confirmed.

     12. This Amendment shall be binding upon and inure to the benefit of Borrower, the Banks and the Agent and their respective successors and assigns, except that Borrower may not assign, transfer or delegate any of its rights or obligations under the Revolving Credit Agreement as amended by this Amendment.

     13. Borrower hereby represents and warrants to the Agent and each of the Banks that:

     (a) the execution, delivery and performance by Borrower of this Amendment are within the corporate powers of Borrower, have been duly authorized by all necessary corporate action and require no action by or in respect of, consent or approval of or filing or recording with, any governmental or regulatory body, instrumentality, authority, agency or official or any other Person;

     (b) the execution, delivery and performance by Borrower of this Amendment do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, the terms of the Certificate of Incorporation or By-Laws of Borrower, any applicable law, rule, regulation, order, writ, judgment or decree of any court or governmental or regulatory body, instrumentality, authority, agency or official or any agreement, document or instrument to which Borrower is a party or by which Borrower or any of its Property or assets is bound or to which Borrower or any of its Property or assets is subject;

     (c) this Amendment has been duly executed and delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

     (d) all of the representations and warranties made by Borrower and/or any other Obligor in the Revolving
Credit Agreement and/or in any other Transaction Document are true and correct in all material respects on and as of the date of this Amendment as if made on and as of the date of this Amendment; and

     (e) as of the date of this Amendment and after giving effect to this Amendment, no Default or Event of Default under or within the meaning of the Revolving
Credit Agreement has occurred and is continuing.

     14. In the event of any inconsistency or conflict between this Amendment and the Revolving Credit Agreement, the terms, provisions and conditions contained in this Amendment shall govern and control.

     15.  This Amendment shall be governed by and
construed in accordance with the substantive laws of the State of Missouri (without reference to conflict of law principles).


     16.  ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY,
EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF
A DEBT, INCLUDING PROMISES TO

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EXTEND OR RENEW SUCH DEBT, ARE NOT ENFORCEABLE.  TO
PROTECT BORROWER, THE BANKS AND THE AGENT FROM M
ISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS
REACHED BY BORROWER, THE BANKS AND THE AGENT COVERING
SUCH MATTERS ARE CONTAINED IN THE REVOLVING CREDIT
AGREEMENT AS AMENDED BY THIS AMENDMENT AND THE OTHER
TRANSACTION DOCUMENTS, WHICH REVOLVING CREDIT AGREEMENT
AS AMENDED BY THIS AMENDMENT AND OTHER TRANSACTION
DOCUMENTS ARE A COMPLETE AND EXCLUSIVE STATEMENT OF THE
AGREEMENTS AMONG BORROWER, THE BANKS AND THE AGENT,
EXCEPT AS BORROWER, THE BANKS AND THE AGENT MAY LATER
AGREE IN WRITING TO MODIFY THEM.

     17. This Amendment may be signed in any number of counterparts (including telecopy counterparts), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     18. Notwithstanding any provision contained in this Amendment to the contrary, this Amendment shall not be effective unless and until the Agent shall have received:

     (a) this Amendment, duly executed by Borrower and each of the Banks;

     (b) a copy of resolutions of the Board of Directors of Borrower, duly adopted, which authorize the execution, delivery and performance of this Amendment;

     (c) an incumbency certificate, executed by the Secretary of Borrower, which shall identify by name and title and bear the signatures of all of the officers of Borrower executing this Amendment; and

     (d) certificates of corporate good standing of Borrower issued by the Secretaries of States of the States of Delaware and Missouri.

     IN WITNESS WHEREOF, Borrower, the Banks and the
Agent have executed this Fifth Amendment to Revolving
Credit Agreement as of the 16th day of December, 2002.

                              CPI CORP.


                              By:    /s/ Dale Heins
                                     -------------------
                                         Dale Heins

                              Title: V.P./Treasurer
                                     -------------------

                              U.S. BANK NATIONAL ASSOCIATION


                              By:     /s/ Joseph L. Sooter, Jr.
                                      -------------------------
                                          Joseph L. Sooter, Jr.

                              Title: Vice President
                                     --------------------------

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                              COMMERCE BANK, NATIONAL ASSOCIATION


                              By:     /s/ Bob Sander
                                      -------------------------
                                          Bob Sander

                              Title:  Assistant Vice President
                                      -------------------------


                              U.S. BANK NATIONAL ASSOCIATION, as Agent


                              By:    /s/ Joseph L. Sooter, Jr.
                                     --------------------------
                                         Joseph L. Sooter, Jr.

                              Title: Vice President
                                     --------------------------





















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